                                                                    Exhibit 99.8

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Monthly Operating Report
     ------------------------------------------
     CASE  NAME:  AIRCRAFT LEASING, INC.                                                              ACCRUAL BASIS
     ------------------------------------------

     ------------------------------------------
     CASE  NUMBER:  400-42148-BJH-11                                                                  02/13/95, RWD, 2/96
     ------------------------------------------

     ------------------------------------------
     JUDGE:  BARBARA J. HOUSER
     ------------------------------------------

                                                  UNITED STATES BANKRUPTCY COURT

                                                    NORTHERN DISTRICT OF TEXAS

                                                          SIXTH DIVISION

                                                     MONTHLY OPERATING REPORT

                                                    MONTH ENDING: MAY 31, 2001


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED
     THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE
     BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE
     PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE  PARTY:

     /s/ DREW KEITH                                                       CHIEF FINANCIAL OFFICER
     -------------------------------------------------------              ----------------------------------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                         TITLE

     DREW KEITH                                                                                    6/20/2001
     -------------------------------------------------------              ----------------------------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                                               DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                                                   CONTROLLER, KITTY HAWK INC.
     -------------------------------------------------------              ----------------------------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                                                  TITLE

     KEVIN K. CRAIG                                                                                6/20/2001
     -------------------------------------------------------              ----------------------------------------------------------
     PRINTED NAME OF PREPARER                                                                        DATE

 -------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report

     -------------------------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.                                                         ACCRUAL BASIS-1
     -------------------------------------------------------

     -------------------------------------------------------
     CASE NUMBER: 400-42148-BJH-11                                                   02/13/95, RWD, 2/96
     -------------------------------------------------------


     --------------------------------------------
     COMPARATIVE BALANCE SHEET
     --------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE               MONTH                  MONTH               MONTH
                                                                  -------------------------------------------------------------
     ASSETS                                      AMOUNT              APRIL, 2001             MAY, 2001
     --------------------------------------------------------------------------------------------------------------------------
     1.      UNRESTRICTED CASH                 $         0           $         0          $          0
     --------------------------------------------------------------------------------------------------------------------------
     2.      RESTRICTED CASH                   $         0           $   966,432          $     60,243
     --------------------------------------------------------------------------------------------------------------------------
     3.      TOTAL CASH                        $         0           $   966,432          $     60,243              $0
     --------------------------------------------------------------------------------------------------------------------------
     4.      ACCOUNTS RECEIVABLE (NET)         $         0           $         0          $          0
     --------------------------------------------------------------------------------------------------------------------------
     5.      INVENTORY                         $         0           $         0          $          0
     --------------------------------------------------------------------------------------------------------------------------
     6.      NOTES RECEIVABLE                  $         0           $         0          $          0
     --------------------------------------------------------------------------------------------------------------------------
     7.      PREPAID EXPENSES                  $         0           $         0          $          0
     --------------------------------------------------------------------------------------------------------------------------
     8.      OTHER (ATTACH LIST)               $33,904,344)         ($14,172,631)         ($11,857,761)
     --------------------------------------------------------------------------------------------------------------------------
     9.      TOTAL CURRENT ASSETS              $33,904,344)         ($13,206,199)         ($11,797,518)             $0
     --------------------------------------------------------------------------------------------------------------------------
     10.     PROPERTY, PLANT & EQUIPMENT       $81,907,719           $73,916,638          $ 73,916,637
     --------------------------------------------------------------------------------------------------------------------------
     11.     LESS: ACCUMULATED
             DEPRECIATION / DEPLETION          $33,669,772           $35,095,181         $ 35,534,745
     --------------------------------------------------------------------------------------------------------------------------
     12.     NET PROPERTY, PLANT &
             EQUIPMENT                         $48,237,946           $38,821,457         $ 38,381,892               $0
     --------------------------------------------------------------------------------------------------------------------------
     13.     DUE FROM INSIDERS                 $         0           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     14.     OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)        $         0           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     15.     OTHER (ATTACH LIST)               $         0           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     16.     TOTAL ASSETS                      $14,333,602           $25,615,258         $ 26,584,374               $0
     --------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     --------------------------------------------------------------------------------------------------------------------------
     17.     ACCOUNTS PAYABLE                                        $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     18.     TAXES PAYABLE                                           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     19.     NOTES PAYABLE                                           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     20.     PROFESSIONAL FEES                                       $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     21.     SECURED DEBT                                            $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     22.     OTHER (ATTACH LIST)                                     $ 4,167,107         $  4,558,270
     --------------------------------------------------------------------------------------------------------------------------
     23.     TOTAL POSTPETITION
             LIABILITIES                                             $ 4,167,107         $  4,558,270               $0
     --------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     --------------------------------------------------------------------------------------------------------------------------
     24.     SECURED DEBT                      $ 2,811,382           $     8,791         $          0
     --------------------------------------------------------------------------------------------------------------------------
     25.     PRIORITY DEBT                     $         0           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     26.     UNSECURED DEBT                    $         0           $         0         $          0
     --------------------------------------------------------------------------------------------------------------------------
     27.     OTHER (ATTACH LIST)               $ 1,300,001           $ 2,399,516         $  2,399,516
     --------------------------------------------------------------------------------------------------------------------------
     28.     TOTAL PREPETITION LIABILITIES     $ 4,111,383           $ 2,408,307         $  2,399,516               $0
     --------------------------------------------------------------------------------------------------------------------------
     29.     TOTAL LIABILITIES                 $ 4,111,383           $ 6,575,414         $  6,957,786               $0
     --------------------------------------------------------------------------------------------------------------------------
     EQUITY
     --------------------------------------------------------------------------------------------------------------------------
     30.     PREPETITION OWNERS' EQUITY        $         0           $12,789,185         $ 12,789,185
     --------------------------------------------------------------------------------------------------------------------------
     31.     POSTPETITION CUMULATIVE
             PROFIT OR (LOSS)                                        $ 6,250,659         $  6,837,403
     --------------------------------------------------------------------------------------------------------------------------
     32.     DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)                                    $         0
     --------------------------------------------------------------------------------------------------------------------------
     33.     TOTAL EQUITY                      $         0           $19,039,844         $ 19,626,588               $0
     --------------------------------------------------------------------------------------------------------------------------
     34.     TOTAL LIABILITIES &
             OWNERS' EQUITY                    $ 4,111,383           $25,615,258         $ 26,584,374               $0
     --------------------------------------------------------------------------------------------------------------------------
                                                                     $         0         $          0               $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

        ---------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.                                                 ACCRUAL BASIS-2
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42148-BJH-11                                                     02/13/95, RWD, 2/96
        ---------------------------------------

        --------------------------------
        INCOME STATEMENT

        -------------------------------------------------------------------------------------------------------------------------
                                                   MONTH                 MONTH                 MONTH                   QUARTER
        REVENUES                                 APRIL, 2001            MAY, 2001                                       TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                      $969,000             $969,000                                      $1,938,000
        -------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS           $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                         $969,000             $969,000                 $0                   $1,938,000
        -------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                            $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                        $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                     $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD            $      0             $      0                 $0                   $        0
        -------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                        $969,000             $969,000                 $0                   $1,938,000
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION        $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                 $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE            $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                        $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                 $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES            $      0             $      0                 $0                   $        0
        -------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                    $969,000             $969,000                 $0                   $1,938,000
        -------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)       ($979)               ($117)                                        ($1,096)
        -------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)   $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                    $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION              $444,564             $439,564                                      $  884,128
        -------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                        $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                ($444,564)           ($448,355)                                      ($892,919)
        -------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES            ($979)             ($8,908)                $0                      ($9,887)
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                   $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                   $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                 $      0             $      0                                      $        0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES       $      0             $      0                 $0                   $        0
        -------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                          $387,992             $391,163                                      $  779,155
        -------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                   $581,987             $586,745                 $0                   $1,168,732
        -------------------------------------------------------------------------------------------------------------------------
                                                   $      0             $      0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report

      --------------------------------------------------------------------
      CASE NAME:  AIRCRAFT LEASING, INC.                                                     ACCRUAL BASIS-3
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      CASE NUMBER:  400-42148-BJH-11                                                             02/13/95, RWD, 2/96
      --------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                          MONTH                MONTH              MONTH       QUARTER
                                                         --------------------------------------------------------
      DISBURSEMENTS                                            APRIL, 2001          MAY, 2001                          TOTAL
      ---------------------------------------------------------------------------------------------------------------------------
      1.     CASH - BEGINNING OF MONTH                          $  173,456           $966,432            $60,243      $  173,456
      ---------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ---------------------------------------------------------------------------------------------------------------------------
      2.     CASH SALES                                         $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ---------------------------------------------------------------------------------------------------------------------------
      3.     PREPETITION                                        $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      4.     POSTPETITION                                       $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      5.     TOTAL OPERATING RECEIPTS                           $        0           $      0            $     0      $        0
      ---------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ---------------------------------------------------------------------------------------------------------------------------
      6.     LOANS & ADVANCES (ATTACH LIST)                     $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      7.     SALE OF ASSETS                                     $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      8.     OTHER (ATTACH LIST)                                $1,000,979           $    117                         $1,001,096
      ---------------------------------------------------------------------------------------------------------------------------
      9.     TOTAL NON-OPERATING RECEIPTS                       $1,000,979           $    117            $     0      $1,001,096
      ===========================================================================================================================
      10.    TOTAL RECEIPTS                                     $1,000,979           $    117            $     0      $1,001,096
      ===========================================================================================================================
      11.    TOTAL CASH AVAILABLE                               $1,174,435           $966,549            $60,243      $1,174,552
      ---------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------------------------
      12.    NET PAYROLL                                        $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      13.    PAYROLL TAXES PAID                                 $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      14.    SALES, USE & OTHER TAXES PAID                      $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      15.    SECURED/RENTAL/LEASES                              $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      16.    UTILITIES                                          $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      17.    INSURANCE                                          $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      18.    INVENTORY PURCHASES                                $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      19.    VEHICLE EXPENSES                                   $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      20.    TRAVEL                                             $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      21.    ENTERTAINMENT                                      $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      22.    REPAIRS & MAINTENANCE                              $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      23.    SUPPLIES                                           $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      24.    ADVERTISING                                        $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      25.    OTHER (ATTACH LIST)                                $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      26.    TOTAL OPERATING DISBURSEMENTS                      $        0           $      0            $     0      $        0
      ---------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      27.    PROFESSIONAL FEES                                  $  208,003           $906,306                         $1,114,309
      ---------------------------------------------------------------------------------------------------------------------------
      28.    U.S. TRUSTEE FEES                                  $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      29.    OTHER (ATTACH LIST)                                $        0           $      0                         $        0
      ---------------------------------------------------------------------------------------------------------------------------
      30.    TOTAL REORGANIZATION EXPENSES                      $  208,003           $906,306            $     0      $1,114,309
      ===========================================================================================================================
      31.    TOTAL DISBURSEMENTS                                $  208,003           $906,306            $     0      $1,114,309
      ===========================================================================================================================
      32.    NET CASH FLOW                                      $  792,976          ($906,189)           $     0       ($113,213)
      ===========================================================================================================================
      33.    CASH - END OF MONTH                                $  966,432           $ 60,243            $60,243      $   60,243
      ===========================================================================================================================

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report

      -----------------------------------------------------------------
      CASE NAME:  AIRCRAFT LEASING, INC.                                                 ACCRUAL BASIS-4
      -----------------------------------------------------------------

      -----------------------------------------------------------------
      CASE NUMBER:  400-42148-BJH-11                                                          02/13/95, RWD, 2/96
      -----------------------------------------------------------------


      ---------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE               MONTH               MONTH       MONTH
                                                                                    ---------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                     AMOUNT              APRIL, 2001         MAY, 2001
      ---------------------------------------------------------------------------------------------------------------------------
      1.      0-30                                                    $0                   $0                  $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.      31-60                                                   $0                   $0                  $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.      61-90                                                   $0                   $0                  $0
      ---------------------------------------------------------------------------------------------------------------------------
      4.      91+                                                     $0                   $0                  $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.      TOTAL ACCOUNTS RECEIVABLE                               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.      AMOUNT CONSIDERED UNCOLLECTIBLE                         $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.      ACCOUNTS RECEIVABLE (NET)                               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------


      -------------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: MAY, 2001
                                                                                             ------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                                                    0-30             31-60                61-90                91+
      TAXES PAYABLE                                 DAYS             DAYS                 DAYS                DAYS        TOTAL
      ---------------------------------------------------------------------------------------------------------------------------
      1.      FEDERAL                                $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.      STATE                                  $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.      LOCAL                                  $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      4.      OTHER (ATTACH LIST)                    $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.      TOTAL TAXES PAYABLE                    $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
      6.      ACCOUNTS PAYABLE                       $0               $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------


      ---------------------------------------------------

      STATUS OF POSTPETITION TAXES                                                    MONTH: MAY, 2001
                                                                                             ------------------------------------
      ---------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING                AMOUNT                           ENDING
                                                                 TAX                WITHHELD AND/          AMOUNT        TAX
      FEDERAL                                                 LIABILITY*              0R ACCRUED            PAID       LIABILITY
      ---------------------------------------------------------------------------------------------------------------------------
      1.      WITHHOLDING**                                         $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.      FICA-EMPLOYEE**                                       $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.      FICA-EMPLOYER**                                       $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      4.      UNEMPLOYMENT                                          $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.      INCOME                                                $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.      OTHER (ATTACH LIST)                                   $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.      TOTAL FEDERAL TAXES                                   $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ---------------------------------------------------------------------------------------------------------------------------
      8.      WITHHOLDING                                           $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      9.      SALES                                                 $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      10.     EXCISE                                                $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      11.     UNEMPLOYMENT                                          $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      12.     REAL PROPERTY                                         $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      13.     PERSONAL PROPERTY                                     $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      14.     OTHER (ATTACH LIST)                                   $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      15.     TOTAL STATE & LOCAL                                   $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------
      16.     TOTAL TAXES                                           $0                   $0                  $0           $0
      ---------------------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report
        ----------------------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.                                                    ACCRUAL BASIS-5
        ----------------------------------------------------

        ----------------------------------------------------
        CASE NUMBER:  400-42148-BJH-11                                                              02/13/95, RWD, 2/96
        ----------------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
        Attach additional sheets if necessary.

                                                                         MONTH: MAY, 2001
                                                                                ---------------------------------


        ---------------------------------------------
        BANK RECONCILIATIONS
                                                    Account #1           Account #2         Account #3
        --------------------------------------------------------------------------------------------------------------------
        A. BANK:
        ----------------------------------------------------------------------------------------------------
        B. ACCOUNT NUMBER:                                                                                          TOTAL
        ----------------------------------------------------------------------------------------------------
        C. PURPOSE (TYPE):
        ----------------------------------------------------------------------------------------------------
        1. BALANCE PER BANK STATEMENT                            $0                                                      $     0
        ----------------------------------------------------------------------------------------------------------------------------
        2. ADD:  TOTAL DEPOSITS NOT CREDITED                     $0                                                      $     0
        ----------------------------------------------------------------------------------------------------------------------------
        3. SUBTRACT:  OUTSTANDING CHECKS                         $0                                                      $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4. OTHER RECONCILING ITEMS                               $0                                                      $     0
        ----------------------------------------------------------------------------------------------------------------------------
        5. MONTH END BALANCE PER BOOKS                           $0                   $0                  $0             $     0
        ----------------------------------------------------------------------------------------------------------------------------
        6. NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------
        INVESTMENT ACCOUNTS
        ----------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF               TYPE OF              PURCHASE              CURRENT
        BANK, ACCOUNT NAME & NUMBER                     PURCHASE             INSTRUMENT               PRICE                VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.  BANK ONE TRUST (ESCROW) 6801456800 *         1/3/2000           MONEY MARKET          $3,625,000             $     0
        ----------------------------------------------------------------------------------------------------------------------------
        8.  HSBC Bank USA (ESCROW) #10-876110           6/19/2000           MONEY MARKET          $3,560,463             $60,243
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11. TOTAL INVESTMENTS                                                                                            $60,243
        ----------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------
        CASH
        ----------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                         $     0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                $60,243
        ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                                        Monthly Operating Report

       ----------------------------------------------
       CASE NAME: AIRCRAFT LEASING, INC.                                                  ACCRUAL BASIS-6
       ----------------------------------------------

       ----------------------------------------------
       CASE NUMBER: 400-42148-BJH-11                                                                    02/13/95, RWD, 2/96
       ----------------------------------------------

                                                                                                        MONTH:  MAY, 2001

       ----------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF
       THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g.
       SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF
       NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                     TYPE OF                 AMOUNT            TOTAL PAID
                 NAME                PAYMENT                  PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
       -------------------------------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                $0               $0
       -------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                                        TOTAL
                                ORDER AUTHORIZING            AMOUNT              AMOUNT         TOTAL PAID           INCURRED
                 NAME                PAYMENT                APPROVED              PAID            TO DATE           & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
       -----------------------------------------------------------------------------------------------------------------------------
       2.
       -----------------------------------------------------------------------------------------------------------------------------
       3.
       -----------------------------------------------------------------------------------------------------------------------------
       4.
       -----------------------------------------------------------------------------------------------------------------------------
       5.
       ----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                     $0               $0               $0                  $0
       -----------------------------------------------------------------------------------------------------------------------------


       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------------------
                                                               SCHEDULED       AMOUNTS
                                                                MONTHLY         PAID               TOTAL
                                                               PAYMENTS        DURING              UNPAID
                  NAME OF CREDITOR                               DUE            MONTH           POSTPETITION
       -----------------------------------------------------------------------------------------------------------
       1.   FIRST SOURCE BANK (865001)                                  $0               $0                 $0
       -----------------------------------------------------------------------------------------------------------
       2.   FIRST SOURCE BANK (RPS)                                     $0               $0                 $0
       -----------------------------------------------------------------------------------------------------------
       3.   FIRST SOURCE BANK (AIA)                                     $0               $0                 $0
       --------------------------------------------------------------------------------------------------------
       4.                                                                                                   $0
       --------------------------------------------------------------------------------------------------------
       5.                                                                                                   $0
       --------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                       $0               $0                 $0
       --------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

        ----------------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.                                                 ACCRUAL BASIS-7
        ----------------------------------------------

        ----------------------------------------------
        CASE NUMBER:  400-42148-BJH-11                                                                 02/13/95, RWD, 2/96
        ----------------------------------------------

                                                                                           MONTH: MAY, 2001
                                                                                                 ------------------------------

        -------------------------------------------------
        QUESTIONNAIRE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            YES            NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                               X
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                  X
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ----------------------------------------------------------------------------------------------------------------------------
        3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                          X
            LOANS) DUE  FROM RELATED PARTIES?
        ----------------------------------------------------------------------------------------------------------------------------
        4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                         X
            THIS REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                               X
            DEBTOR FROM ANY PARTY?
        ----------------------------------------------------------------------------------------------------------------------------
        6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                   X
        ----------------------------------------------------------------------------------------------------------------------------
        7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                             X
            PAST DUE?
        ----------------------------------------------------------------------------------------------------------------------------
        8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                               X
        ----------------------------------------------------------------------------------------------------------------------------
        9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                     X
        ----------------------------------------------------------------------------------------------------------------------------
        10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                 X
            DELINQUENT?
        ----------------------------------------------------------------------------------------------------------------------------
        11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                X
            REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        a) $906,306 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------


        -------------------------------------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                            X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
        ----------------------------------------------------------------------------------------------------------------------------
        2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                             X
        ----------------------------------------------------------------------------------------------------------------------------
        3. PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
        REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------


        ----------------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT PAYMENTS
        ----------------------------------------------------------------------------------------------------------------------------
                     TYPE OF                                                                               PAYMENT AMOUNT
                     POLICY                 CARRIER                        PERIOD COVERED                    & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Monthly Operating Report

            ----------------------------------------------------------------------------
            CASE NAME:  AIRCRAFT LEASING, INC.                                                    ACCRUAL  BASIS-Attachment
            ----------------------------------------------------------------------------

            ----------------------------------------------------------------------------
            CASE  NUMBER:  400-42148-BJH-11
            ----------------------------------------------------------------------------

                                                                                                MONTH: MAY, 2001
                                                                                                       ------------------


    MOR #       ITEM #     LIST OR EXPLANATION
   1 - BS         8        a) $50,000  Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                           b) ($11,907,761)  Intercompany Cummulative Receivable/Payable Credit Balance

   1 - BS         22       a) $4,558,270  Accrued Federal Income Taxes (Post-petition)



   1 - BS         27       a) $2,399,516  Accrued Taxes Payable (Pre-petition)


   2 - IS         16       a) $117  Interest Income (from HSBC -Escrow account)

   2 - IS         21       a) ($439,564) Credit for Allocation of A/C Costs to KH Cargo (vs I/C)
                           b) ($8,791) Correct JAN'01 Reversal for Gain on Release of A/C N112PS (Interest Expense written off)

   3 - CF         8        a) $117  Interest Income (from HSBC -Escrow account)


   4 - AP         T6       a) Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)


   7 - QA         2        a) $906,306 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH


------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                                                         FOOTNOTES SUPPLEMENT
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  CASE  NUMBER:  400-42148-BJH-11                                                            ACCRUAL BASIS
  -----------------------------------------------------------------------------

                                                                       MONTH:                     MAY, 2001
                                                                              --------------------------------------------------



  -------------------------------------------------------------------------------------------------------------------------------
         ACCRUAL BASIS           LINE
          FORM NUMBER           NUMBER                                   FOOTNOTE/EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
              3                   8             All cash received into the subsidiary cash account is swept
  -------------------------------------------------------------------------------------------------------------------------------
                                                 each night to Kitty Hawk, Inc. Master Account
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
              3                   31            All disbursements (either by wire transfer or check), including payroll, are
  -------------------------------------------------------------------------------------------------------------------------------
                                                 disbursed out of the Kitty Hawk, Inc. controlled disbursement
  -------------------------------------------------------------------------------------------------------------------------------
                                                 account.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
              4                   6             All assessments of uncollectible accounts receivable are done
  -------------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
  -------------------------------------------------------------------------------------------------------------------------------
                                                 down to Inc.'s subsidiaries as deemed necessary.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
              7                   3             All insurance policies are carried in the name of Kitty Hawk, Inc. and its
  -------------------------------------------------------------------------------------------------------------------------------
                                                 subsidiaries. Therefore, they are listed here accordingly.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------